UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

Abtech Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52762	14-1994102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4110 North Scottsdale Road, Suite 235
Scottsdale, Arizona 85251
(Address of Principal Executive Offices)

(480) 874-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated in this Form 8-K, references to “we,” “our,” “us,” the “Company,” or the “Registrant” refer to Abtech Holdings, Inc., a Nevada corporation, and, unless the context otherwise requires, its majority owned subsidiary, AbTech Industries, Inc., a Delaware corporation.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director.

On November 4, 2013, the Company’s Board of Directors approved an increase in the number of directors of the corporation from seven to eight and unanimously elected William C. McCartney, age 59, to the fill the vacancy created by the expansion of the Board of Directors. As a financial expert, Mr. McCartney was also elected to serve on the Audit Committee of the Board of Directors, replacing Olivia H. Farr on that committee.

Mr. McCartney will receive the same compensation package as other independent, non-employee directors. Accordingly, the Board granted to Mr. McCartney a stock option for 240,000 shares of the company’s common stock at a purchase equal to the market price of the Company’s common stock on the date of grant, a term of ten years and vesting at a rate of 60,000 shares per year over the next four years. In addition, Mr. McCartney will receive an annual retainer of $10,000 per year, plus $2,500 per quarter for attendance at regular meetings of the Board. As a member of the Audit Committee he will also receive an annual fee of $750 for attendance at a majority of audit committee meetings held during each year. Independent, non-employee directors can also receive up to $20,000 and 40,000 stock options if the Company achieves annual performance targets set by the Board of Directors.

There are no transactions in which Mr. McCartney has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference, or deemed incorporated by reference, in any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued November 5, 2013 and entitled “Abtech Holdings Appoints Seasoned Water Industry and Financial Expert to Its Board of Directors”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013	ABTECH HOLDINGS, INC.
(Registrant)

	By:	/s/ Glenn R. Rink
Glenn R. Rink,
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued November 5, 2013 and entitled “Abtech Holdings Appoints Seasoned Water Industry and Financial Expert to Its Board of Directors”

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